Exhibit 10.2

PROMISSORY NOTE

FOR VALUE RECEIVED, EdgeMode Inc. (the “Maker”), with its primary offices located at 110 E. Broward Blvd., Suite 1700, Fort Lauderdale, FL, 33301, promises to pay to the order of _________ (the “Holder”), with its primary offices or home located at __________________ upon the terms set forth below, the principle sum of __________ US Dollars ($ ______) (“Principal Sum”) together with interest at an annual rate of 10% on the unpaid Principal Sum outstanding (“Principal and Interest Sum”) (this un-secured promissory note, the “Note”). If not repaid by the Maturity Date (defined below), this Note is convertible into common shares of EdgeMode (EDGM) beginning on the Six-Month Anniversary (defined below). This Note was issued on April __, 2023 (the “Issuance Date”). Notwithstanding anything to the contrary in this Note, a failure to repay the Note shall not be deemed an event of default or a breach of this Note or any other agreement executed in connection with this Note.

1.              Principal Maker.

Shall be required to pay the holder an amount in cash, wire transfer or check equal to the Principal and Interest Sum at maturity (30 days from Issuance Date) __________ (the “Maturity Date”). At the option of the holder hereof, after the 180-day anniversary of the Issuance Date of this Note (“Six-Month Anniversary”), this Note or any portion hereof, at any time on or before the payment of this Note, be converted at the principal amount hereof, or of such portion hereof, into fully paid and nonassessable shares of common stock of the Company.

Upon surrender of this Note to the Company at its office or agency, accompanied by written notice of election to convert and (if so required by the Company) instruments of transfer in form satisfactory to the Company, duly executed by the holder or by his duly authorized attorney. The number of shares of the Company’s common stock that will be issued upon any conversion will be determined by dividing the amount to be converted by the conversion price. If the Note is not repaid on or prior to the Maturity Date, the conversion price will be $0.20 or 50% percent of the preceding five day VWAP on the Six Month Anniversary, whichever is lower, subject to a floor conversion price of $0.01 per share.

Prepayment Period	Prepayment Percentage
1. The period beginning on the Issuance Date and ending on the Maturity Date.	130%

2.              Events of Default.

(a)            Conversion and the Shares. The Maker fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Maker directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Maker to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Maker to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Maker’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Maker to the Holder within 48 hours of a demand from the Holder. The Holder acknowledges that the Common Stock may require a restrictive legend if the Common Stock is not registered or if there is no exemption. Notwithstanding anything to the contrary in this Note, including a restrictive legend on a stock certificate or any book entry records of the transfer agent will not be an event of default.

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(b)            Breach of Covenants. The Maker breaches any material covenant or other material term or condition contained in this Note and the Purchase Agreement and such breach continues for a period of 20 days after written notice thereof to the Maker from the Holder.

(c)            Breach of Representations and Warranties. Any representation or warranty of the Maker made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

(d)            Receiver or Trustee. The Maker or any subsidiary of the Maker shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

(e)            Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Maker or any subsidiary of the Maker.

(f)             Delisting of Common Stock. The Maker shall fail to maintain the listing of the Common Stock on at least one of the OTC (which specifically includes the quotation platforms maintained by the OTC Markets Group) or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

(g)            Failure to Comply with the Exchange Act. The Maker shall fail to comply with the reporting requirements of the Exchange Act; and/or the Maker shall cease to be subject to the reporting requirements of the Exchange Act.

(h)            Liquidation. Any dissolution, liquidation, or winding up of Maker or any substantial portion of its business.

(i)             Cessation of Operations. Any cessation of operations by Maker or Maker admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Maker’s ability to continue as a “going concern” shall not be an admission that the Maker cannot pay its debts as they become due.

(j)             Financial Statement Restatement. The restatement of any financial statements filed by the Maker with the SEC at any time after 180 days after the Issuance Date for any date or period until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

(k)            Replacement of Transfer Agent. In the event that the Maker proposes to replace its transfer agent, the Maker fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Maker and the Maker.

(l)             Unavailability of Rule 144. If, at any time on or after the date which is six (6) months after the Issuance Date, the Holder is unable to (i) obtain a standard “144 legal opinion letter” from an attorney reasonably acceptable to the Holder, the Holder’s brokerage firm (and respective clearing firm), and the Maker’s transfer agent in order to facilitate the Holder’s conversion of any portion of the Note into free trading shares of the Maker’s Common Stock pursuant to Rule 144, and (ii) there upon deposit such shares into the Holder’s brokerage account. A standard “144 legal opinion letter” includes an opinion which includes a sale by date.

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3.              Miscellaneous.

(a)            Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b)           Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Maker, to:

Edgemode

110 E Broward Suite 1700

Fort Lauderdale, FL, 33301

Email: simon@edgemoe.io

If to the Holder:

______________

______________

______________

Email: ______________

(c)           Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Maker and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

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(d)           Most Favored Nation. During the period where any monies are owed to the Holder pursuant to this Note, if the Maker engages in any future financing transactions with a third party investor, the Maker will provide the Holder with written notice (the “MFN Notice”) thereof promptly but in no event less than 10 days prior to closing any financing transactions. Included with the MFN Notice shall be a copy of all documentation relating to such financing transaction and shall include, upon written request of the Holder, any additional information related to such subsequent investment as may be reasonably requested by the Holder. In the event the Holder determines that the terms of the subsequent investment are preferable to the terms of the securities of the Maker issued to the Holder pursuant to the terms of the Purchase Agreement, the Holder will notify the Maker in writing. Promptly after receipt of such written notice from the Holder, the Maker agrees to amend and restate the Securities (which may include the conversion terms of this Note), to be identical to the instruments evidencing the subsequent investment. Notwithstanding the foregoing, this Section 4.4 shall not apply in respect of (i) an Exempt Issuance, or (ii) an underwritten public offering of Common Stock. “Exempt Issuance” means the issuance of: (a) shares of Common Stock or options to employees, officers, consultants, advisors or directors of the Maker pursuant to any stock or option plan duly adopted for such purpose by a majority of the members of the Board of Directors or a majority of the members of a committee of directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of this Note and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Maker, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Maker and in which the Maker receives benefits in addition to the investment of funds, but shall not include a transaction in which the Maker is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(e)            Assignability. This Note shall be binding upon the Maker and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities and Exchange Commission). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; and may be assigned by the Holder without the consent of the Maker.

(f)             Cost of Collection. If default is made in the payment of this Note, the Maker shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

(g)            Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the Eastern District of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Maker and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, any agreement or any other document delivered in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(h)            Purchase Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement.

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(i)             Remedies. The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Maker acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Maker of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

(j)             No Waiver of Payee's Rights. All payments of principal shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

(k)            Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

(l)             Cumulative Rights and Remedies; Usury. The rights and remedies of Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note, or applicable law (including at equity). The election of Payee to avail itself of any one or more remedies shall not be a bar to any other available remedies, which Maker agrees Payee may take from time to time. If it shall be found that any interest due hereunder arising from an Event of Default shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall be reduced to the maximum permitted rate of interest under such law.

(m)           Collection Expenses. If Payee shall commence an action or proceeding to enforce this Note, then Maker shall reimburse Payee for its costs of collection and reasonable attorney fees incurred with the investigation, preparation and prosecution of such action or proceeding.

(n)            Severability. If any provision of this Note is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(o)            Successors and Assigns. This Note shall be binding upon Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term “Payee” as used herein, shall also include any endorsee, assignee or other holder of this Note.

(p)            Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, Maker may require the Payee to deliver to Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note. Any costs incurred pursuant to this paragraph shall be the responsibility of the Payee.

(q)           Due Authorization. This Note has been duly authorized, executed and delivered by Maker and is the legal obligation of Maker, enforceable against Maker in accordance with its terms. The shares of the Maker’s common stock if issued to Payee, when issued will be validly issued, fully paid and non- assessable.

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Maker may prepay this Note in whole or in part at any time, and from time to time, without being required to pay any penalty or premium for such privilege. The undersigned signs this Note as a maker and not as a surety or guarantor or in any other capacity.

Dated: , April 2023

Payee Accepted

By: (SIGNATURE) ____________________________________

Name (PRINT) _______________________________________

Address ___________________________________________

__________________________________________________

Email address _______________________________________

Maker By: EdgeMode Inc.

__________________________________________________

Simon Wajcenberg

Chairman EdgeMode

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